Exhibit 99.1

Perfect Moment Wholesale Bookings up 30% for New Autumn/Winter 2025 Luxury Ski & Outerwear Collection

LONDON—March 24, 2025—Perfect Moment Ltd. (NYSE American: PMNT), the high-performance, luxury skiwear and lifestyle brand that fuses technical excellence with fashion-led designs, has booked $12.7 million in wholesale preorders for its upcoming Autumn/Winter (AW) 2025 collection.

The level of orders already exceeds all of the wholesale orders the company generated for last year’s AW collection by 30% and represents the largest wholesale book in the company’s history (excluding collaborations). Wholesale revenue comprised about 58% of the total net revenue in the company’s previous fiscal year ended March 31, 2024.

The newly booked wholesale orders are from both new and existing wholesale customers, with most existing customers expanding upon their year-ago levels. This growing strength in wholesale has been driven by the company’s focus on global brand elevation and strategic expansion.

Over the last few months, the company has engaged several top-tier regional sales agencies to grow its brand presence across North America, UK, Europe and Asia. The agencies have focused on expanding Perfect Moment’s wholesale distribution to luxury retailers and exclusive boutiques.

The company’s key retail and e-commerce channels are also demonstrating strengthening performance, with increased full-price sell-through and reduced discounting supporting expanded margins.

“Our strong pre-season performance highlights the growing strength of our Perfect Moment brand,” noted Rosela Mitropoulos, the company’s head of business development. “It shows how the several strategic steps we’ve made over recent months has significantly expanded our presence in key global markets.”

The global expansion will include a greater presence in key retail locations, with store openings and partnerships in Switzerland, Turkey, and Germany, as well as continued investment in targeted activations, including luxury pop-ups in London and Dubai.

These initiatives have also helped to advance the company’s expansion into the larger and faster-growing luxury outerwear market, broadening its brand appeal from the slope to the city and extending its traditional fall/winter selling season to throughout the year.

To take this performance to even greater heights, the company recently announced the strengthening of it production and senior management teams with key hires from Canada Goose. The group contributed to the rapid growth of Canada Goose (NYSE, TSX: GOOS), a leading peer in the luxury outerwear market with revenues up 48% over the past four years, topping C$1.3 billion in FY2024. The team is now looking to deliver a similar growth trajectory for Perfect Moment.

Chath Weerasinghe, the company’s new CFO and COO who recently joined from Canada Goose, commented: “Our strengthened ability to maintain premium pricing while reducing discounting has been a key major achievement. It reflects the stronger demand for Perfect Moment at full price and the effectiveness of our commercial strategy.”

The company announced last week the completion of a multi-channel global co-marketing campaign in collaboration with Diageo (NYSE:DEO), the $61 billion industry leader in beverage alcohol and producer of Johnnie Walker, the world’s #1 Scotch Whisky.

The company’s new U.S. distribution center has improved the customer experience while reducing duties and outbound and return shipping cost for the U.S. market. All of the company’s U.S. ecommerce revenue now flows through the new center, with U.S. wholesale revenue to begin running through it by September.

The brand’s creative direction and product innovation remain key to its growth, along with continued investment in exclusive collaborations and curated collections.

“Perfect Moment continues to set new standards, not just in high-performance design but in how we connect with customers globally,” noted company president and chief creative officer, Jane Gottschalk. “The momentum we are seeing in both retail and digital channels reflects our brand’s growing influence.”

“We will continue to strengthen our presence in core markets while expanding selectively into new regions,” added Gottschalk. “Sustained demand combined with our disciplined approach will help ensure our continued success in a market that is set for rapid growth.”

Perfect Moment’s skiwear offerings address the high-growth global luxury ski apparel market which reached $1.7 billion in 2024 and is projected to grow at a compound annual growth rate (CAGR) of 6.2% from 2024 to 2033, according to Business Research Insights.

The company also now taps the growing luxury outerwear market that was estimated to total $17.9 billion in 2024 and forecasted to increase at a 6.7% CAGR from 2024 to 2033, according to Business Research Insights.

About Perfect Moment

Perfect Moment is a high-performance luxury skiwear and lifestyle brand that blends technical excellence with fashion-forward designs, creating pieces that effortlessly transition from the slopes to the city, the beach, and beyond.

The brand was born in 1984 in the mountains of Chamonix, France, relaunched by Max and Jane Gottschalk in 2012, and acquired by the company in 2017 and 2018. Initially the vision of extreme sports filmmaker and professional skier Thierry Donard, the brand has been built on a sense of adventure which it has sustained for more than 20 years. Fueled by his personal experiences, Donard was driven by a desire to create pieces that offered quality, style and performance, pushing the wearer in the pursuit of every athlete’s dream: to experience ‘The Perfect Moment.’

In 2012, British-Swiss entrepreneurial couple Jane and Max Gottschalk took ownership of the brand. Under Jane’s creative direction Perfect Moment was injected with a new style focus, one that reignited the spirit of the heritage brand, along with a commitment to improving fit, performance and the use of best-in-class functional materials. As such, the designs evolved into distinct statement pieces synonymous with the brand as we know it today.

Today, the brand is available globally, online and at major retailers, including MyTheresa, Net-a-Porter, Harrods, Selfridges, Saks, Bergdorf Goodman and Neiman Marcus.

Learn more at www.perfectmoment.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ from those contained in the forward-looking statements, include those risks and uncertainties described more fully in the section titled “Risk Factors” in the final prospectus for our initial public offering and in our Form 10-K for the fiscal year ended March 31, 2024, filed with the Securities and Exchange Commission. Any forward-looking statements contained in this press release are made as of this date and are based on information currently available to us. We undertake no duty to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

Company Contact

Julie Robinson, Brand Director

Perfect Moment

Tel +44 7595178702

Email contact

Investor Contact

Ronald Both or Grant Stude

CMA Investor Relations

Tel (949) 432-7566

Email contact